Trade and other payables	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2024	December 31, 2023
Derivatives	—	146
Total non-current other payables	—	146
Trade payables	22,296	42,032
Accrued expenses	24,826	43,898
Accrued payroll	2,662	2,724
Dividends payable	538	16,301
Deferred income	27,367	17,355
Other payables	1,902	1,703
Total current trade and other payables	79,591	124,013

The decrease in trade payables is primarily driven by a reduction in outstanding bunker-related invoices, one-off items associated with structural changes that were outstanding at the end of 2023, and the sale of Euronav Ship Management Hellas as per June 18, 2024. This decrease is partially offset by the acquisition of CMB.TECH during 2024.

The decrease in accrued expenses as of December 31, 2024, compared to December 31, 2023, is primarily attributable to a reduction in expenses related to vessels in drydock at year-end. Additionally, the one-off items associated with the deal with Frontline and time charter hire for the Marlin Sardinia and Marlin Somerset at the end of 2023 have been settled in the course of 2024.

The decrease in dividends payable relates to the withholding tax payable at December 31, 2023 on the dividend pay out for coupon 36.

Deferred income relates to short term balances. The entire prior year balance was recognized in revenue in the current year, and the entire current year balance is expected to be recognized in 2025. This primarily relates to time charter revenue invoices issued in advance of the monthly hire. The increase is mainly attributable to a higher number of vessels operating under time charter agreements compared to December 31, 2023.